Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
NET SALES	$3,953.9	$4,119.6	$12,044.6	$12,960.6
COSTS AND EXPENSES
Cost of sales	2,893.3	3,101.5	9,216.4	9,430.0
Gross profit	1,060.6	1,018.1	2,828.2	3,530.6
% of Net Sales	26.8%	24.7%	23.5%	27.2%
Selling, general and administrative	794.3	799.8	2,456.7	2,612.8
% of Net Sales	20.1%	19.4%	20.4%	20.2%
Operating profit	266.3	218.3	371.5	917.8
% of Net sales	6.7%	5.3%	3.1%	7.1%
Other - net	94.0	69.1	224.3	210.2
Loss on sales of businesses	—	8.6	7.6	8.4
Asset impairment charges	124.0	—	124.0	168.4
Restructuring charges	10.9	68.6	27.6	140.8
Income (loss) from operations	37.4	72.0	(12.0)	390.0
Interest - net	94.4	76.3	284.9	199.9
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(57.0)	(4.3)	(296.9)	190.1
Income taxes on continuing operations	(61.7)	(40.9)	(291.3)	(80.8)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	4.7	36.6	(5.6)	270.9
Less: Net earnings attributable to non-controlling interests	—	—	—	0.2
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$4.7	$36.6	$(5.6)	$270.7
Add: Contract adjustment payments accretion	—	0.3	—	1.0
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$4.7	$36.9	$(5.6)	$271.7
Earnings (loss) from discontinued operations before income taxes (including 2023 pre-tax loss on Security sale of $0.8 million and 2022 pre-tax gain on Security sale of $1,220.0 million)	—	1,204.9	(0.8)	1,233.5
Income taxes on discontinued operations (including 2023 income taxes of $0.3 million for loss on Security sale and 2022 income taxes of $390.7 million for gain on Security sale)	—	396.9	(0.3)	396.7
NET EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS	$—	$808.0	$(0.5)	$836.8
NET EARNINGS (LOSS) ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$4.7	$844.9	$(6.1)	$1,108.5
NET EARNINGS (LOSS) ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$4.7	$844.6	$(6.1)	$1,107.5

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.03	$0.25	$(0.04)	$1.82
Discontinued operations	$—	$5.60	$—	$5.64
Total basic earnings (loss) per share of common stock	$0.03	$5.85	$(0.04)	$7.46
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.03	$0.24	$(0.04)	$1.72
Discontinued operations	$—	$5.26	$—	$5.30
Total diluted earnings (loss) per share of common stock	$0.03	$5.50	$(0.04)	$7.02
DIVIDENDS PER SHARE OF COMMON STOCK	$0.81	$0.80	$2.41	$2.38
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,799	144,379	149,687	148,384
Diluted	150,545	153,600	149,687	157,966

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$347.8	$395.6
Accounts and notes receivable, net	1,623.3	1,231.0
Inventories, net	4,977.7	5,861.1
Other current assets	430.3	487.0
Total current assets	7,379.1	7,974.7
Property, plant and equipment, net	2,200.7	2,353.1
Goodwill and other intangibles, net	12,669.1	12,977.5
Other assets	1,848.2	1,658.0
Total assets	$24,097.1	$24,963.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,500.2	$2,102.9
Current maturities of long-term debt	1.1	1.2
Accounts payable	2,252.6	2,344.4
Accrued expenses	1,909.4	2,120.7
Total current liabilities	5,663.3	6,569.2
Long-term debt	6,099.2	5,352.9
Other long-term liabilities	3,005.2	3,327.0
Stanley Black & Decker, Inc. shareowners’ equity	9,327.3	9,712.1
Non-controlling interests’ equity	2.1	2.1
Total liabilities and shareowners' equity	$24,097.1	$24,963.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		THIRD QUARTER		YEAR-TO-DATE
		2023	2022	2023	2022
	OPERATING ACTIVITIES
	Net earnings (loss) from continuing operations	$4.7	$36.6	$(5.6)	$270.9
	Net earnings (loss) from discontinued operations	—	808.0	(0.5)	836.8
	Depreciation and amortization	151.1	138.0	476.7	425.1
	Loss on sales of businesses	—	8.6	7.6	8.4
	(Gain) loss on sale of discontinued operations	—	(1,220.0)	0.8	(1,220.0)
	Asset impairment charges	124.0	—	124.0	168.4
	Changes in working capital[1]	155.6	(393.3)	253.3	(2,297.4)
	Other	8.5	196.5	(434.3)	(302.8)
	Net cash provided by (used in) operating activities	443.9	(425.6)	422.0	(2,110.6)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(79.9)	(114.4)	(216.4)	(399.9)
	Proceeds from sales of businesses, net of cash sold	—	4,146.9	(5.7)	4,147.1
	Business acquisitions, net of cash acquired	—	(26.5)	—	(72.1)
	Proceeds from debt issuances, net of fees	(0.6)	—	745.3	992.6
	Stock purchase contract fees	—	(9.9)	—	(29.5)
	Credit facility borrowings	—	—	—	2,500.0
	Credit facility repayments	—	(2,500.0)	—	(2,500.0)
	Net short-term commercial paper (repayments) borrowings	(266.4)	(763.4)	(594.3)	328.0
	Proceeds from issuances of common stock	4.4	3.4	11.5	23.0
	Purchases of common stock for treasury	(1.2)	(4.6)	(6.8)	(2,318.7)
	Craftsman contingent consideration	—	(11.4)	(18.0)	(32.5)
	Termination of interest rate swaps	—	—	—	22.7
	Cash dividends on common stock	(121.3)	(115.5)	(360.8)	(345.8)
	Effect of exchange rate changes on cash	(23.6)	(78.2)	(28.7)	(95.8)
	Other	0.9	5.7	(0.9)	11.3
	Net cash (used in) provided by investing and financing activities	(487.7)	532.1	(474.8)	2,230.4
	(Decrease) increase in cash, cash equivalents and restricted cash	(43.8)	106.5	(52.8)	119.8
	Cash, cash equivalents and restricted cash, beginning of period	395.9	308.1	404.9	294.8
	Cash, cash equivalents and restricted cash, end of period	$352.1	$414.6	$352.1	$414.6

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$443.9	$(425.6)	$422.0	$(2,110.6)
	Less: capital and software expenditures	(79.9)	(114.4)	(216.4)	(399.9)
	Free cash flow (before dividends)	$364.0	$(540.0)	$205.6	$(2,510.5)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		September 30, 2023	December 31, 2022
	Cash and cash equivalents	$347.8	$395.6
	Restricted cash included in Other current assets	4.3	9.3
	Cash, cash equivalents and restricted cash	$352.1	$404.9

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
NET SALES
Tools & Outdoor	$3,355.3	$3,494.7	$10,212.9	$11,040.8
Industrial	598.6	624.8	1,831.7	1,919.5
Segment Net Sales	3,953.9	4,119.5	12,044.6	12,960.3
Corporate Overhead	—	0.1	—	0.3
Total	$3,953.9	$4,119.6	$12,044.6	$12,960.6
SEGMENT PROFIT
Tools & Outdoor	$273.4	$228.4	$394.1	$968.5
Industrial	62.5	68.4	201.5	168.0
Segment Profit	335.9	296.8	595.6	1,136.5
Corporate Overhead	(69.6)	(78.5)	(224.1)	(218.7)
Total	$266.3	$218.3	$371.5	$917.8
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	8.1%	6.5%	3.9%	8.8%
Industrial	10.4%	10.9%	11.0%	8.8%
Segment Profit	8.5%	7.2%	4.9%	8.8%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		THIRD QUARTER 2023
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,060.6	$32.2	$1,092.8
	% of Net Sales	26.8%		27.6%
	Selling, general and administrative	794.3	(29.4)	764.9
	% of Net Sales	20.1%		19.3%
	Operating profit	266.3	61.6	327.9
	% of Net Sales	6.7%		8.3%
	(Loss) earnings from continuing operations before income taxes	(57.0)	191.0	134.0
	Income taxes on continuing operations	(61.7)	37.5	(24.2)
	Net earnings from continuing operations attributable to common shareowners - Diluted	4.7	153.5	158.2
	Diluted earnings per share of common stock - Continuing operations	$0.03	$1.02	$1.05

[1]	Acquisition-related charges and other relate primarily to a non-cash impairment charge related to the Irwin and Troy-Bilt trade names, footprint actions and other costs associated with the supply chain transformation, and restructuring.

		THIRD QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,018.1	$(2.5)	$1,015.6
	% of Net Sales	24.7%		24.7%
	Selling, general and administrative	799.8	(41.3)	758.5
	% of Net Sales	19.4%		18.4%
	Operating profit	218.3	38.8	257.1
	% of Net Sales	5.3%		6.2%
	(Loss) earnings from continuing operations before income taxes	(4.3)	118.7	114.4
	Income taxes on continuing operations	(40.9)	39.4	(1.5)
	Net earnings from continuing operations attributable to common shareowners - Diluted	36.9	79.3	116.2
	Diluted earnings per share of common stock - Continuing operations	$0.24	$0.52	$0.76

[2]	Acquisition-related charges and other relate primarily to restructuring and integration-related costs.
[3]	The non-GAAP 2023 and 2022 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2023
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$2,828.2	$157.0	$2,985.2
	% of Net Sales	23.5%		24.8%
	Selling, general and administrative	2,456.7	(75.5)	2,381.2
	% of Net Sales	20.4%		19.8%
	Operating profit	371.5	232.5	604.0
	% of Net Sales	3.1%		5.0%
	(Loss) earnings from continuing operations before income taxes	(296.9)	368.9	72.0
	Income taxes on continuing operations	(291.3)	282.6	(8.7)
	Net (loss) earnings from continuing operations attributable to common shareowners - Diluted	(5.6)	86.3	80.7
	Diluted (loss) earnings per share of common stock - Continuing operations	$(0.04)	$0.58	$0.54

[1]	Acquisition-related charges and other relate primarily to a non-cash impairment charge related to the Irwin and Troy-Bilt trade names, footprint actions and other costs associated with the supply chain transformation, restructuring and integration-related costs.

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$3,530.6	$102.9	$3,633.5
	% of Net Sales	27.2%		28.0%
	Selling, general and administrative	2,612.8	(153.1)	2,459.7
	% of Net Sales	20.2%		19.0%
	Operating profit	917.8	256.0	1,173.8
	% of Net Sales	7.1%		9.1%
	Earnings from continuing operations before income taxes	190.1	588.2	778.3
	Income taxes on continuing operations	(80.8)	121.7	40.9
	Net earnings from continuing operations attributable to common shareowners - Diluted	271.7	466.5	738.2
	Diluted earnings per share of common stock - Continuing operations	$1.72	$2.95	$4.67

[2]	Acquisition-related charges and other relate primarily to a non-cash asset impairment charge related to the Oil & Gas business, restructuring, integration-related costs, non-cash inventory step-up charges, a voluntary retirement program and the Russia business closure.
[3]	The non-GAAP 2023 and 2022 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		THIRD QUARTER 2023
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$273.4	$39.4	$312.8
	Industrial	62.5	10.5	73.0
	Segment Profit	335.9	49.9	385.8
	Corporate Overhead	(69.6)	11.7	(57.9)
	Total	$266.3	$61.6	$327.9
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.1%		9.3%
	Industrial	10.4%		12.2%
	Segment Profit	8.5%		9.8%

[1]	Acquisition-related charges and other relate primarily to footprint actions and other costs associated with the supply chain transformation.

		THIRD QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$228.4	$10.6	$239.0
	Industrial	68.4	1.0	69.4
	Segment Profit	296.8	11.6	308.4
	Corporate Overhead	(78.5)	27.2	(51.3)
	Total	$218.3	$38.8	$257.1
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.5%		6.8%
	Industrial	10.9%		11.1%
	Segment Profit	7.2%		7.5%

[2]	Acquisition-related charges and other relate primarily to integration-related costs.
[3]	The non-GAAP 2023 and 2022 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2023
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$394.1	$174.4	$568.5
	Industrial	201.5	19.3	220.8
	Segment Profit	595.6	193.7	789.3
	Corporate Overhead	(224.1)	38.8	(185.3)
	Total	$371.5	$232.5	$604.0
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	3.9%		5.6%
	Industrial	11.0%		12.1%
	Segment Profit	4.9%		6.6%

[1]	Acquisition-related charges and other relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$968.5	$205.6	$1,174.1
	Industrial	168.0	6.4	174.4
	Segment Profit	1,136.5	212.0	1,348.5
	Corporate Overhead	(218.7)	44.0	(174.7)
	Total	$917.8	$256.0	$1,173.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.8%		10.6%
	Industrial	8.8%		9.1%
	Segment Profit	8.8%		10.4%

[2]	Acquisition-related charges and other relate primarily to integration-related costs, non-cash inventory step-up charges, a voluntary retirement program and the Russia business closure.
[3]	The non-GAAP 2023 and 2022 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.